SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2008
The Spectranetics Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-19711	84-0997049

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

96 Talamine Court Colorado Springs, CO 80907-5186
(Address of Principal Executive Offices)

(719) 633-8333
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 15, 2008, the Board of Directors of the Company approved an amendment to the 2006 Incentive Award Plan (the “2006 Plan”) increasing the number of shares of common stock authorized for issuance thereunder by 450,000 shares of common stock, subject to the approval of the Company’s stockholders. On June 18, 2008, the stockholders approved the amendment to the 2006 Plan. For a description of the 2006 Plan as amended, please see Proposal No. 2, “Amendment to 2006 Incentive Award Plan” in the Company’s definitive proxy statement for its 2008 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 29, 2008. The amendment to the 2006 Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
            (d) Exhibits.

10.1	Fifth Amendment to The Spectranetics Corporation 2006 Incentive Award Plan, dated June 18, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2008	The Spectranetics Corporation
(registrant)
	By:	/s/ Roger Wertheimer
	Name:	Roger Wertheimer
Its: Vice President, General Counsel & Secretary

EXHIBIT INDEX
10.1	Fifth Amendment to The Spectranetics Corporation 2006 Incentive Award Plan, dated June 18, 2008.